UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 17, 2022

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	FTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Fortinet, Inc. (“Fortinet”) held on June 17, 2022 (the “Annual Meeting”), there were present, in person or by proxy, holders of 136,036,209 shares of common stock, or approximately 84.9% of the total outstanding shares eligible to be voted. The holders present voted on the five proposals presented at the Annual Meeting as follows:

Proposal One - Election of Directors

Fortinet’s stockholders approved the election of eight directors to Fortinet’s Board of Directors, each to serve for a one-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ken Xie	122,653,051	5,148,450	0	8,234,708
Michael Xie	126,899,525	901,976	0	8,234,708
Kenneth A. Goldman	121,921,403	5,880,098	0	8,234,708
Ming Hsieh	118,417,146	9,384,355	0	8,234,708
Jean Hu	126,959,364	842,137	0	8,234,708
William Neukom	121,228,528	6,572,973	0	8,234,708
Judith Sim	122,904,416	4,897,085	0	8,234,708
Admiral James Stavridis (Ret)	124,930,393	2,871,108	0	8,234,708

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm

Fortinet’s stockholders ratified the appointment of Deloitte & Touche LLP as Fortinet’s independent registered accounting firm for the fiscal year ending December 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions
132,773,819	3,212,553	49,837

Proposal Three - Advisory Vote on Named Executive Officer Compensation

Fortinet’s stockholders cast their votes with respect to the advisory vote on Fortinet’s named executive officer compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,003,500	10,615,586	182,415	8,234,708

Proposal Four - Adoption of the Restated Certificate

Fortinet’s stockholders approved the adoption of an amended and restated certificate of incorporation for Fortinet to adopt the five-for-one forward stock split and to make certain other changes by the following votes:

Votes For	Votes Against	Abstentions
135,621,012	124,260	290,937

Proposal Five - Stockholder Proposal

Fortinet’s stockholders approved the stockholder proposal for the removal of supermajority voting standards in Fortinet’s amended and restated certificate of incorporation and amended and restated bylaws by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,576,008	34,670,978	1,554,015	8,235,208

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

Date: June 21, 2022	By:	/s/ JOHN WHITTLE
John Whittle
Executive Vice President and General Counsel